Exhibit 99.3

(Page 1 of 9)

Manpower Inc.

Results of Operations (1)

(In millions)

	Three Months Ended March 31				Three Months Ended June 30
	2006	2005	% Variance		2006	2005	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenues from services	$3,877.2	$3,696.1	4.9%	11.8%	$4,384.6	$3,993.4	9.8%	10.2%
Cost of services	3,184.0	3,040.7	4.7%		3,601.8	3,285.4	9.6%

Gross profit	693.2	655.4	5.8%	12.3%	782.8	708.0	10.6%	11.0%
Selling and administrative expenses	632.9	594.8	6.4%	12.6%	644.7	600.5	7.4%	7.9%

Operating profit	60.3	60.6	-0.4%	9.5%	138.1	107.5	28.4%	28.3%
Interest and other expenses	13.0	11.8	10.6%		12.5	11.2	11.3%

Earnings before income taxes and discontinued operations	47.3	48.8	-3.1%	5.7%	125.6	96.3	30.4%	29.9%
Provision for income taxes	17.8	17.8	0.0%		46.0	35.5	29.6%
Net earnings from continuing operations	29.5	31.0	-4.9%	3.8%	79.6	60.8	30.9%	30.4%

Income from discontinued operations, net of income taxes	23.1	1.2	N/A		0.8	1.7	N/A

Net earnings	$52.6	$32.2	63.2%	79.4%	$80.4	$62.5	28.6%	28.2%

Net earnings per share - basic:
Continuing operations	$0.34	$0.34	0.0%		$0.91	$0.69	31.9%
Discontinued operations	0.26	0.02	N/A		0.01	0.02	N/A

Total	$0.60	$0.36	66.7%		$0.92	$0.71	29.6%

Net earnings per share - diluted:
Continuing operations	$0.33	$0.33	0.0%	9.0%	$0.90	$0.68	32.4%	30.9%
Discontinued operations	0.26	0.02	N/A		0.01	0.02	N/A

Total	$0.59	$0.35	68.6%	85.7%	$0.91	$0.70	30.0%	28.6%

Weighted average shares - basic	87.4	89.8	-2.6%		87.3	88.6	-1.5%

Weighted average shares - diluted	88.7	96.9	-8.5%		88.7	89.5	-0.9%

					Six Months Ended June 30
					2006	2005	% Variance
							Amount Reported	Constant Currency
					(Unaudited)
Revenues from services					$8,261.8	$7,689.5	7.4%	11.0%
Cost of services					6,785.8	6,326.1	7.3%

Gross profit					1,476.0	1,363.4	8.3%	11.6%
Selling and administrative expenses					1,277.6	1,195.3	6.9%	10.2%

Operating profit					198.4	168.1	18.0%	21.5%
Interest and other expenses					25.5	23.0	11.0%

Earnings before income taxes and discontinued operations					172.9	145.1	19.1%	21.8%
Provision for income taxes					63.8	53.3	19.7%
Net earnings from continuing operations					109.1	91.8	18.8%	21.4%

Income from discontinued operations, net of income taxes					23.9	2.9	N/A

Net earnings					$133.0	$94.7	40.4%	45.3%

Net earnings per share - basic:
Continuing operations					$1.25	$1.03	21.4%
Discontinued operations					0.27	0.03	N/A

Total					$1.52	$1.06	43.4%

Net earnings per share - diluted:
Continuing operations					$1.23	$1.00	23.0%	26.0%
Discontinued operations					0.27	0.03	N/A

Total					$1.50	$1.03	45.6%	50.5%

Weighted average shares - basic					87.3	89.2	-2.1%

Weighted average shares - diluted					88.8	93.2	-4.8%

(1)	Restatement for discontinued operations and reclassifications of business tax and profit sharing expenses.

(Page 2 of 9)

Manpower Inc.

Results of Operations (1)

(In millions)

	Three Months Ended September 30
	2006	2005	% Variance
			Amount Reported	Constant Currency
	(Unaudited)
Revenues from services	$4,590.0	$4,087.6	12.3%	9.0%
Cost of services	3,785.8	3,365.6	12.5%

Gross profit	804.2	722.0	11.4%	8.4%
Selling and administrative expenses	640.3	592.1	8.1%	5.4%

Operating profit	163.9	129.9	26.2%	22.3%
Interest and other expenses	10.6	11.8	-10.5%

Earnings before income taxes and discontinued operations	153.3	118.1	29.9%	25.6%
Provision for income taxes	56.3	43.2	30.3%
Net earnings from continuing operations	97.0	74.9	29.6%	25.3%

Income from discontinued operations, net of income taxes	3.6	1.4	N/A

Net earnings	$100.6	$76.3	31.8%	27.3%

Net earnings per share - basic:
Continuing operations	$1.14	$0.86	32.6%
Discontinued operations	0.04	0.02	N/A

Total	$1.18	$0.88	34.1%

Net earnings per share - diluted:
Continuing operations	$1.12	$0.85	31.8%	27.1%
Discontinued operations	0.04	0.02	N/A

Total	$1.16	$0.87	33.3%	28.7%

Weighted average shares - basic	85.3	87.0	-2.0%

Weighted average shares - diluted	86.7	88.2	-1.8%

	Nine Months Ended September 30
	2006	2005	% Variance
			Amount Reported	Constant Currency
	(Unaudited)
Revenues from services	$12,851.8	$11,777.1	9.1%	10.3%
Cost of services	10,571.6	9,691.7	9.1%

Gross profit	2,280.2	2,085.4	9.3%	10.5%
Selling and administrative expenses	1,917.9	1,787.4	7.3%	8.6%

Operating profit	362.3	298.0	21.6%	21.8%
Interest and other expenses	36.1	34.8	3.7%

Earnings before income taxes and discontinued operations	326.2	263.2	24.0%	23.5%
Provision for income taxes	120.1	96.5	24.4%
Net earnings from continuing operations	206.1	166.7	23.7%	23.2%

Income from discontinued operations, net of income taxes	27.5	4.3	N/A

Net earnings	$233.6	$171.0	36.6%	37.2%

Net earnings per share - basic:
Continuing operations	$2.38	$1.88	26.6%
Discontinued operations	0.32	0.05	N/A

Total	$2.70	$1.93	39.9%

Net earnings per share - diluted:
Continuing operations	$2.34	$1.83	27.9%	27.3%
Discontinued operations	0.31	0.05	N/A

Total	$2.65	$1.88	41.0%	42.0%

Weighted average shares - basic	86.5	88.4	-2.2%

Weighted average shares - diluted	88.0	91.7	-4.0%

(1)	Restatement for discontinued operations and reclassifications of business tax and profit sharing expenses.

(Page 3 of 9)

Manpower Inc.

Results of Operations (1)

(In millions)

	Three Months Ended March 31				Three Months Ended June 30
	2005	2004	% Variance		2005	2004	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenues from services	$3,696.1	$3,270.8	13.0%	9.1%	$3,993.4	$3,560.5	12.2%	8.4%
Cost of services	3,040.7	2,679.8	13.5%		3,285.4	2,911.1	12.9%

Gross profit	655.4	591.0	10.9%	7.3%	708.0	649.4	9.0%	5.6%
Selling and administrative expenses	594.8	534.0	11.4%	7.9%	600.5	553.8	8.4%	5.1%

Operating profit	60.6	57.0	6.4%	1.9%	107.5	95.6	12.4%	8.6%
Interest and other expenses	11.8	(3.9)	N/A		11.2	12.2	-8.1%

Earnings before income taxes and discontinued operations	48.8	60.9	-19.9%	-22.9%	96.3	83.4	15.5%	11.9%
Provision for income taxes	17.8	20.6	-13.6%		35.5	30.0	18.4%
Net earnings from continuing operations	31.0	40.3	-23.1%	-26.0%	60.8	53.4	13.8%	10.3%

Income from discontinued operations, net of income taxes	1.2	(0.7)	N/A		1.7	(0.3)	N/A

Net earnings	$32.2	$39.6	-18.6%	-21.7%	$62.5	$53.1	17.7%	14.2%

Net earnings per share - basic:
Continuing operations	$0.34	$0.47	-27.7%		$0.69	$0.60	15.0%
Discontinued operations	0.02	(0.01)	N/A		0.02	(0.01)	N/A

Total	$0.36	$0.46	-21.7%		$0.71	$0.59	20.3%

Net earnings per share - diluted:
Continuing operations	$0.33	$0.44	-25.0%	-25.6%	$0.68	$0.56	21.4%	17.9%
Discontinued operations	0.02	(0.01)	N/A		0.02	—	N/A

Total	$0.35	$0.43	-18.6%	-21.6%	$0.70	$0.56	25.0%	21.4%

Weighted average shares - basic	89.8	85.9	4.6%		88.6	89.6	-1.2%

Weighted average shares - diluted	96.9	93.9	3.2%		89.5	97.4	-8.1%

					Six Months Ended June 30
					2005	2004	% Variance
							Amount Reported	Constant Currency
					(Unaudited)
Revenues from services					$7,689.5	$6,831.3	12.6%	8.8%
Cost of services					6,326.1	5,590.9	13.1%

Gross profit					1,363.4	1,240.4	9.9%	6.4%
Selling and administrative expenses					1,195.3	1,087.8	9.9%	6.5%

Operating profit					168.1	152.6	10.2%	6.1%
Interest and other expenses					23.0	8.3	N/A

Earnings before income taxes and discontinued operations					145.1	144.3	0.5%	-2.8%
Provision for income taxes					53.3	50.6	5.4%
Net earnings from continuing operations					91.8	93.7	-2.1%	-5.3%

Income from discontinued operations, net of income taxes					2.9	(1.0)	N/A

Net earnings					$94.7	$92.7	2.2%	-1.2%

Net earnings per share - basic:
Continuing operations					$1.03	$1.07	-3.7%
Discontinued operations					0.03	(0.01)	N/A

Total					$1.06	$1.06	0.0%

Net earnings per share - diluted:
Continuing operations					$1.00	$1.00	0.0%	-3.0%
Discontinued operations					0.03	(0.01)	N/A

Total					$1.03	$0.99	4.0%	1.0%

Weighted average shares - basic					89.2	87.7	1.7%

Weighted average shares - diluted					93.2	96.0	-2.9%

(1)	Restatement for discontinued operations and reclassifications of business tax and profit sharing expenses.

(Page 4 of 9)

Manpower Inc.

Results of Operations (1)

(In millions)

	Three Months Ended September 30				Three Months Ended December 31
	2005	2004	% Variance		2005	2004	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenues from services	$4,087.6	$3,838.2	6.5%	6.3%	$4,068.3	$4,005.5	1.6%	8.1%
Cost of services	3,365.6	3,144.4	7.0%		3,321.9	3,270.4	1.6%

Gross profit	722.0	693.8	4.1%	3.8%	746.4	735.1	1.5%	7.7%
Selling and administrative expenses	592.1	566.5	4.5%	4.3%	615.6	617.2	-0.2%	5.6%

Operating profit	129.9	127.3	2.0%	1.7%	130.8	117.9	10.9%	18.7%
Interest and other expenses	11.8	9.0	30.6%		7.0	8.9	-22.5%

Earnings before income taxes and discontinued operations	118.1	118.3	-0.2%	-0.4%	123.8	109.0	13.6%	25.2%
Provision for income taxes	43.2	34.5	25.3%		35.4	39.2	-9.6%
Net earnings from continuing operations	74.9	83.8	-10.6%	-10.9%	88.4	69.8	26.7%	39.6%

Income from discontinued operations, net of income taxes	1.4	(0.4)	N/A		0.7	(0.2)	N/A

Net earnings	$76.3	$83.4	-8.5%	-8.7%	$89.1	$69.6	27.9%	41.0%

Net earnings per share - basic:
Continuing operations	$0.86	$0.93	-7.5%		$1.01	$0.77	31.2%
Discontinued operations	0.02	—	N/A		0.01	—	N/A

Total	$0.88	$0.93	-5.4%		$1.02	$0.77	32.5%

Net earnings per share - diluted:
Continuing operations	$0.85	$0.87	-2.3%	2.3%	$1.00	$0.73	37.0%	45.2%
Discontinued operations	0.02	—	N/A		0.01	—	N/A

Total	$0.87	$0.87	0.0%	-1.1%	$1.01	$0.73	38.4%	46.6%

Weighted average shares - basic	87.0	90.0	-3.4%		87.2	90.1	-3.2%

Weighted average shares - diluted	88.2	97.2	-9.2%		88.5	97.5	-9.2%

	Nine Months Ended September 30				Year Ended December 31
	2005	2004	% Variance		2005	2004	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenues from services	$11,777.1	$10,669.5	10.4%	7.9%	$15,845.4	$14,675.0	8.0%	7.9%
Cost of services	9,691.7	8,735.3	10.9%		13,013.6	12,005.7	8.4%

Gross profit	2,085.4	1,934.2	7.8%	5.5%	2,831.8	2,669.3	6.1%	6.1%
Selling and administrative expenses	1,787.4	1,654.3	8.0%	5.7%	2,403.0	2,271.5	5.8%	5.7%

Operating profit	298.0	279.9	6.5%	4.1%	428.8	397.8	7.8%	8.4%
Interest and other expenses	34.8	17.3	N/A		41.8	26.2	59.2%

Earnings before income taxes and discontinued operations	263.2	262.6	0.2%	-1.7%	387.0	371.6	4.2%	6.2%
Provision for income taxes	96.5	85.1	13.4%		131.9	124.3	6.2%
Net earnings from continuing operations	166.7	177.5	-6.1%	-7.9%	255.1	247.3	3.1%	5.2%

Income from discontinued operations, net of income taxes	4.3	(1.4)	N/A		5.0	(1.6)	N/A

Net earnings	$171.0	$176.1	-2.9%	-4.7%	$260.1	$245.7	5.9%	7.9%

Net earnings per share - basic:
Continuing operations	$1.88	$2.01	-6.5%		$2.89	$2.78	4.0%
Discontinued operations	0.05	(0.02)	N/A		0.06	(0.02)	N/A

Total	$1.93	$1.99	-3.0%		$2.95	$2.76	6.9%

Net earnings per share - diluted:
Continuing operations	$1.83	$1.88	-2.7%	-4.3%	$2.81	$2.61	7.7%	8.4%
Discontinued operations	0.05	(0.02)	N/A		0.06	(0.02)	N/A

Total	$1.88	$1.86	1.1%	-1.1%	$2.87	$2.59	10.8%	11.6%

Weighted average shares - basic	88.4	88.5	-0.1%		88.1	88.9	-0.9%

Weighted average shares - diluted	91.7	96.4	-4.9%		91.1	96.8	-5.8%

(1)	Restatement for discontinued operations and reclassifications of business tax and profit sharing expenses.

(Page 5 of 9)

Manpower Inc.

Operating unit Results (1)

(In millions)

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
	2006	2005	Amount Reported	Constant Currency	2006	2005	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$510.3	$475.9	7.2%	7.2%	$534.6	$506.7	5.5%	5.5%
France	1,240.5	1,238.0	0.2%	9.2%	1,535.6	1,397.0	9.9%	9.8%
EMEA	1,392.2	1,289.5	8.0%	17.2%	1,549.2	1,381.1	12.2%	12.6%
Jefferson Wells	95.5	92.7	3.0%	3.0%	98.8	93.5	5.7%	5.7%
Right Management	95.3	103.3	-7.7%	-4.4%	102.6	107.1	-4.2%	-4.2%
Other Operations	543.4	496.7	9.4%	13.8%	563.8	508.0	11.0%	13.7%

	$3,877.2	$3,696.1	4.9%	11.8%	4,384.6	3,993.4	9.8%	10.2%

Operating Unit Profit:
United States	$9.5	$4.9	93.3%	93.3%	$22.5	$18.0	25.2%	25.2%
France	30.4	28.4	7.1%	16.7%	49.7	42.0	18.3%	17.7%
EMEA	23.0	12.1	90.8%	109.6%	50.7	35.9	40.9%	39.9%
Jefferson Wells	5.7	8.1	-29.4%	-29.4%	10.0	9.3	7.7%	7.7%
Right Management	4.6	10.3	-54.8%	-55.5%	11.1	9.5	15.8%	14.3%
Other Operations	17.6	12.1	44.7%	53.8%	14.8	12.8	16.5%	21.2%

	90.8	75.9			158.8	127.5
Corporate Expenses	27.3	12.1			17.4	16.7
Amortization of intangible assets	3.2	3.2			3.3	3.3

Operating profit	60.3	60.6	-0.4%	9.5%	138.1	107.5	28.4%	28.3%
Interest and other expenses	13.0	11.8			12.5	11.2

Earnings before income taxes and discontinued operations	$47.3	$48.8			$125.6	$96.3

					Six Months Ended June 30
							% Variance
					2006	2005	Amount Reported	Constant Currency
					(Unaudited)
Revenue from Services:
United States					$1,044.9	$982.6	6.3%	6.3%
France					2,776.1	2,635.0	5.4%	9.5%
EMEA					2,941.4	2,670.6	10.1%	14.8%
Jefferson Wells					194.3	186.2	4.3%	4.3%
Right Management					197.9	210.4	-6.0%	-4.3%
Other Operations					1,107.2	1,004.7	10.2%	13.8%

					$8,261.8	$7,689.5	7.4%	11.0%

Operating Unit Profit:
United States					$32.0	$22.9	39.8%	39.8%
France					80.1	70.4	13.8%	17.3%
EMEA					73.7	48.0	53.4%	57.4%
Jefferson Wells					15.7	17.4	-9.6%	-9.6%
Right Management					15.7	19.8	-20.9%	-21.9%
Other Operations					32.4	24.9	30.3%	37.2%

					249.6	203.4
Corporate Expenses					44.7	28.8
Amortization of intangible assets					6.5	6.5

Operating profit					198.4	168.1	18.0%	21.5%
Interest and other expenses					25.5	23.0

Earnings before income taxes and discontinued operations					$172.9	$145.1

(1)	Restatement for discontinued operations and reclass of segment results.

(Page 6 of 9)

Manpower Inc.

Operating unit Results (1)

(In millions)

	Three Months Ended September 30
			% Variance
	2006	2005	Amount Reported	Constant Currency
	(Unaudited)
Revenue from Services:
United States	$542.1	$531.5	2.0%	2.0%
France	1,654.0	1,479.3	11.8%	7.0%
EMEA	1,629.7	1,355.9	20.2%	15.1%
Jefferson Wells	93.9	103.9	-9.6%	-9.6%
Right Management	90.5	94.8	-4.6%	-6.7%
Other Operations	579.8	522.2	11.0%	12.8%

	$4,590.0	$4,087.6	12.3%	9.0%

Operating Unit Profit:
United States	$28.6	$22.6	26.7%	26.7%
France	62.0	50.6	22.4%	17.1%
EMEA	65.9	44.2	49.2%	43.0%
Jefferson Wells	10.0	11.5	-13.7%	-13.7%
Right Management	2.2	2.3	-5.2%	-10.3%
Other Operations	16.4	16.3	1.3%	3.8%

	185.1	147.5
Corporate Expenses	17.9	14.3
Amortization of intangible assets	3.3	3.3

Operating profit	163.9	129.9	26.2%	22.3%
Interest and other expenses	10.6	11.8

Earnings before income taxes and discontinued operations	$153.3	$118.1

	Nine Months Ended September 30
			% Variance
	2006	2005	Amount Reported	Constant Currency
	(Unaudited)
Revenue from Services:
United States	$1,587.0	$1,514.1	4.8%	4.8%
France	4,430.1	4,114.3	7.7%	8.6%
EMEA	4,571.1	4,026.5	13.5%	14.9%
Jefferson Wells	288.2	290.1	-0.6%	-0.6%
Right Management	288.4	305.2	-5.5%	-5.0%
Other Operations	1,687.0	1,526.9	10.5%	13.4%

	$12,851.8	$11,777.1	9.1%	10.3%

Operating Unit Profit:
United States	$60.6	$45.5	33.3%	33.3%
France	142.1	121.0	17.4%	17.2%
EMEA	139.6	92.2	51.4%	50.5%
Jefferson Wells	25.7	28.9	-11.2%	-11.2%
Right Management	17.9	22.1	-19.2%	-20.7%
Other Operations	48.8	41.2	18.8%	23.9%

	434.7	350.9
Corporate Expenses	62.6	43.1
Amortization of intangible assets	9.8	9.8

Operating profit	362.3	298.0	21.6%	21.8%
Interest and other expenses	36.1	34.8

Earnings before income taxes and discontinued operations	$326.2	$263.2

(1)	Restatement for discontinued operations and reclass of segment results.

(Page 7 of 9)

Manpower Inc.

Operating unit Results (1)

(In millions)

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
	2005	2004	Amount Reported	Constant Currency	2005	2004	Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$475.9	$474.6	0.3%	0.3%	$506.7	$517.3	-2.1%	-2.1%
France	1,238.0	1,131.4	9.4%	4.3%	1,397.0	1,272.7	9.8%	5.3%
EMEA	1,289.5	1,088.0	18.5%	13.5%	1,381.1	1,152.2	19.9%	15.4%
Jefferson Wells	92.7	50.5	83.7%	83.7%	93.5	76.6	22.0%	22.0%
Right Management	103.3	100.4	2.9%	0.4%	107.1	118.1	-9.4%	-11.8%
Other Operations	496.7	425.9	16.6%	13.9%	508.0	423.6	20.0%	14.9%

	$3,696.1	$3,270.8	13.0%	9.1%	$3,993.4	$3,560.5	12.2%	8.4%

Operating Unit Profit:
United States	$4.9	$2.8	74.6%	74.6%	$18.0	$14.1	27.3%	27.3%
France	28.4	28.8	-1.5%	-6.7%	42.0	39.5	6.5%	2.5%
EMEA	12.1	14.1	-14.1%	-17.8%	35.9	26.8	34.4%	29.7%
Jefferson Wells	8.1	2.0	N/A	N/A	9.3	11.1	-16.0%	-16.0%
Right Management	10.3	9.6	7.4%	4.9%	9.5	12.6	-25.0%	-27.2%
Other Operations	12.1	15.2	-20.0%	-21.9%	12.8	9.3	36.1%	30.0%

	75.9	72.5			127.5	113.4
Corporate Expenses	12.1	13.2			16.7	14.4
Amortization of intangible assets	3.2	2.3			3.3	3.4

Operating profit	60.6	57.0	6.4%	1.9%	107.5	95.6	12.4%	8.6%
Interest and other expenses	11.8	(3.9)			11.2	12.2

Earnings before income taxes and discontinued operations	$48.8	$60.9			$96.3	$83.4

					Six Months Ended June 30
							% Variance
					2005	2004	Amount Reported	Constant Currency
					(Unaudited)
Revenue from Services:
United States					$982.6	$991.9	-0.9%	-0.9%
France					2,635.0	2,404.1	9.6%	4.8%
EMEA					2,670.6	2,240.2	19.2%	14.5%
Jefferson Wells					186.2	127.1	46.5%	46.5%
Right Management					210.4	218.5	-3.7%	-6.2%
Other Operations					1,004.7	849.5	18.3%	14.4%

					7,689.5	6,831.3	12.6%	8.8%

Operating Unit Profit:
United States					22.9	16.9	35.2%	35.2%
France					70.4	68.3	3.1%	-1.4%
EMEA					48.0	40.9	17.7%	13.3%
Jefferson Wells					17.4	13.1	32.7%	32.7%
Right Management					19.8	22.2	-11.1%	-13.4%
Other Operations					24.9	24.5	1.4%	-2.1%

					203.4	185.9
Corporate Expenses					28.8	27.6
Amortization of intangible assets					6.5	5.7

Operating profit					168.1	152.6	10.2%	6.1%
Interest and other expenses					23.0	8.3

Earnings before income taxes and discontinued operations					$145.1	$144.3

(1)	Restatement for discontinued operations and reclass of segment results.

(Page 8 of 9)

Manpower Inc.

Operating unit Results (1)

(In millions)

	Three Months Ended September 30				Three Months Ended December 31
	2005	2004	% Variance		2005	2004	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$531.5	$531.8	—	—	$534.2	$517.4	3.2%	3.2%
France	1,479.3	1,394.8	6.1%	6.4%	1,361.5	1,401.2	-2.8%	6.0%
EMEA	1,355.9	1,257.3	7.8%	8.4%	1,444.7	1,385.5	4.3%	12.9%
Jefferson Wells	103.9	110.6	-6.1%	-6.1%	96.1	102.9	-6.5%	-6.5%
Right Management	94.8	100.7	-5.8%	-6.3%	96.6	105.4	-8.3%	-4.7%
Other Operations	522.2	443.0	17.9%	14.0%	535.2	493.1	8.5%	11.5%

	$4,087.6	$3,838.2	6.5%	6.3%	$4,068.3	$4,005.5	1.6%	8.1%

Operating Unit Profit:
United States	$22.6	$15.6	44.7%	44.7%	$23.2	$16.8	38.4%	38.4%
France	50.6	55.4	-8.7%	-8.3%	47.7	55.1	-13.5%	-5.5%
EMEA	44.2	34.4	27.7%	28.2%	51.9	41.6	24.7%	36.3%
Jefferson Wells	11.5	25.1	-54.2%	-54.2%	4.4	13.2	-66.5%	-66.5%
Right Management	2.3	3.5	-32.0%	-35.9%	3.6	(0.3)	N/A	N/A
Other Operations	16.3	10.6	55.1%	49.4%	19.2	10.2	87.0%	91.2%

	147.5	144.6			150.0	136.6
Corporate Expenses	14.3	14.0			15.9	15.4
Amortization of intangible assets	3.3	3.3			3.3	3.3

Operating profit	129.9	127.3	2.0%	1.7%	130.8	117.9	10.9%	18.7%
Interest and other expenses	11.8	9.0			7.0	8.9

Earnings before income taxes and discontinued operations	$118.1	$118.3			$123.8	$109.0

	Nine Months Ended September 30				Year Ended December 31
	2005	2004	% Variance		2005	2004	% Variance
			Amount Reported	Constant Currency			Amount Reported	Constant Currency
	(Unaudited)				(Unaudited)
Revenue from Services:
United States	$1,514.1	$1,523.7	-0.6%	-0.6%	$2,048.3	$2,041.1	0.4%	0.4%
France	4,114.3	3,798.9	8.3%	5.4%	5,475.8	5,200.1	5.3%	5.5%
EMEA	4,026.5	3,497.5	15.1%	12.3%	5,471.2	4,883.0	12.0%	12.5%
Jefferson Wells	290.1	237.7	22.0%	22.0%	386.2	340.6	13.4%	13.4%
Right Management	305.2	319.2	-4.4%	-6.3%	401.8	424.6	-5.4%	-5.9%
Other Operations	1,526.9	1,292.5	18.1%	14.2%	2,062.1	1,785.6	15.5%	13.5%

	11,777.1	10,669.5	10.4%	7.9%	$15,845.4	$14,675.0	8.0%	7.9%

Operating Unit Profit:
United States	45.5	32.5	39.8%	39.8%	$68.7	$49.3	39.3%	39.3%
France	121.0	123.7	-2.1%	-4.5%	168.7	178.8	-5.6%	-4.8%
EMEA	92.2	75.3	22.3%	20.1%	144.1	116.9	23.1%	25.9%
Jefferson Wells	28.9	38.2	-24.4%	-24.4%	33.3	51.4	-35.2%	-35.2%
Right Management	22.1	25.7	-13.9%	-16.4%	25.7	25.4	1.4%	-3.2%
Other Operations	41.2	35.1	17.5%	13.3%	60.4	45.3	33.3%	31.0%

	350.9	330.5			500.9	467.1
Corporate Expenses	43.1	41.6			59.0	57.0
Amortization of intangible assets	9.8	9.0			13.1	12.3

Operating profit	298.0	279.9	6.5%	4.1%	428.8	397.8	7.8%	8.4%
Interest and other expenses	34.8	17.3			41.8	26.2

Earnings before income taxes and discontinued operations	$263.2	$262.6			$387.0	$371.6

(1)	Restatement for discontinued operations and reclass of segment results.

(Page 9 of 9)

Manpower Inc.

Results of Operations (1)

(Unaudited)

(In millions)

	Three Months Ended March 31		Three Months Ended June 30
	Quarter to Date	Year to Date	Quarter to Date	Year to Date
	Restated	Restated	Restated	Restated
2004
Interest expense	$11.1		$11.9	$23.0
Interest income	(2.4)		(1.6)	(4.0)
Foreign exchange loss (gain)	0.1		0.2	0.3
Miscellaneous expense (income), net	(12.7)		1.7	11.0

Interest and other expenses	$(3.9)		$12.2	$30.3

2005
Interest expense	$11.5		$10.8	$22.3
Interest income	(2.3)		(2.1)	(4.4)
Foreign exchange loss (gain)	0.8		(0.6)	0.2
Miscellaneous expense (income), net	1.8		3.1	4.9

Interest and other expenses	$11.8		$11.2	$23.0

2006
Interest expense	$11.6		$13.1	$24.7
Interest income	(3.3)		(3.8)	(7.1)
Foreign exchange loss (gain)	0.9		1.3	2.2
Miscellaneous expense (income), net	3.8		1.9	5.7

Interest and other expenses	$13.0		$12.5	$25.5

	Three Months Ended September 30		Three Months Ended December 31
	Quarter to Date	Year to Date	Quarter to Date	Year to Date
	Restated	Restated	Restated	Restated
2004
Interest expense	$10.9	$33.9	$11.4	$45.3
Interest income	(2.2)	(6.2)	(3.2)	(9.4)
Foreign exchange loss (gain)	(0.4)	(0.1)	(1.5)	(1.6)
Miscellaneous expense (income), net	0.7	(10.3)	2.2	(8.1)

Interest and other expenses	$9.0	$17.3	$8.9	$26.2

2005
Interest expense	$12.4	$34.7	$12.0	$46.7
Interest income	(2.0)	(6.4)	(3.4)	(9.8)
Foreign exchange loss (gain)	(0.2)	—	—	—
Miscellaneous expense (income), net	1.6	6.5	(1.6)	4.9

Interest and other expenses	$11.8	$34.8	$7.0	$41.8

2006
Interest expense	$14.4	$39.1
Interest income	(4.4)	(11.5)
Foreign exchange loss (gain)	0.3	2.5
Miscellaneous expense (income), net	0.3	6.0

Interest and other expenses	$10.6	$36.1

(1)	Restatement for discontinued operations.